UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                             INVESTMENT COMPANIES

                 Investment Company Act file number: 811-08002

                            KOREA EQUITY FUND, INC.

                    Two World Financial Center, Building B
                              New York, NY 10281

                      Nomura Asset Management U.S.A. Inc.
                    Two World Financial Center, Building B
                              New York, NY 10281

Registrant's telephone number, including area code: (800) 833-0018

Date of fiscal year end:   October 31, 2006

Date of reporting period:  October 31, 2006

ITEM 1.  REPORT TO SHAREHOLDERS
-------------------------------------------------------------------------------


                            KOREA EQUITY FUND, INC.


                                                               December 20, 2006
To Our Shareholders:

      We present the Annual Report of Korea Equity Fund, Inc. (the "Fund") for the fiscal year ended October 31, 2006.

      The Net Asset Value per share ("NAV") of the Fund on October 31, 2006 was $11.28, representing an increase of 37.9% for the Fund's fiscal year. The closing New York Stock Exchange ("NYSE") market price of the Fund on October 31, 2006 was $10.40, representing a 7.8% discount to the NAV. The net assets of the Fund amounted to $94,852,291 on October 31, 2006.

      The Korea Composite Stock Price Index ("KOSPI") climbed from 1,158.1 to 1,364.6 or 17.8%, in local currency terms, for the year. Including the South Korean won ("Won") appreciation of 10.8% during the fiscal year, this represents a total increase of 30.5% in United States ("U.S.") dollar terms. The Fund's NAV outperformed the KOSPI, in U.S. dollar terms, by 7.4% during the year. The Fund's share price (quoted on the NYSE) returned 32.5% for the year.

      For the quarter ended October 31, 2006, the KOSPI increased by 6.6% in U.S. dollar terms. The NAV of the Fund increased by 6.3%. The Fund underperformed the KOSPI, in U.S. dollar terms, by 0.3% during the quarter.


South Korean Economy

      The South Korean economy reported strong figures during the first half of the fiscal year. Fourth quarter 2005 GDP growth was 5.2%, while GDP growth in the first quarter of 2006 was 6.1%. However, the economy began to slow down subsequently, with second quarter and third quarter GDP growth reported at 5.3% and 4.6%, respectively. Exports remained healthy as the strong exports to China helped to offset the slightly weaker export growth to the U.S. It is interesting to note that in the past few years, China has actually exceeded the U.S. as the biggest export market for South Korea. However, the strong Won prevented exports from registering very strong growth. In addition, private consumption experienced a downturn during the last two quarters. Besides being more cautious due to the political uncertainty, South Koreans are starting to put some money aside for their retirement. This has led to deteriorating consumer spending figures.

      Political uncertainty increased significantly after North Korea conducted missile tests in July. This led to the United Nations issuing a strong statement condemning the tests, while the United Nations Security Council voted 15 to 0 on a resolution preventing member countries from trading technology or materials relating to missiles and other weapons of mass destruction with North Korea. This was soon followed by North Korea conducting a nuclear test on October 9, 2006. Overall, it is worth noting that political analysts believe the ultimate aim of the government in North Korea is to perpetuate the existing regime. To do this, North Korea's leader Kim Jong Il believes that the best deterrent is to own missiles with nuclear warheads. The information so far indicated that North Korea still does not have the capability to arm any of its missiles with a nuclear warhead. In fact, the missile tests in July were a limited success, while the nuclear tests seem to have been on a relatively small scale. In other words, North Korea is unlikely to have nuclear-armed missiles in the near term, which in turn means that the threat of war is still remote. At the same time, it is currently politically difficult for the U.S. to launch a preemptive strike on North Korea. In conclusion, we believe that the political development is quite disturbing in the long term but is unlikely to have a material impact on the market in the near term.

      On the domestic front, the popularity of the cur-rent administration declined to an all time low. Various policies implemented (in particular the anti-speculative property measures) since President Roh was elected have been hugely unpopular and have resulted in the considerable defeat suffered by the ruling Uri party in the mayoral and gubernatorial elections in May. This was despite the government's decision to initiate a series of investigations since the beginning of the calendar year targeting the chaebols in an effort to shore up the government's "clean" image. The number of changes in various ministerial posts also meant that policy implementation met with limited success. Overall, although the domestic political situation undermined sentiment in the short term, we believe that it is actually positive in the medium to longer term given that it is now more likely that the next President would come from the main opposition GNP party, which has historically been more business friendly.


South Korean Stock Market

      The South Korean stock market has continued to climb higher in the past 12 months. Despite the fact that foreign investors have been taking profits and reducing their exposure to South Korean stocks throughout the year, this was more than offset by the strong growth in the fund flows from local retail investors. In 2005, the domestic banks introduced popular "installment" funds, allowing individuals to invest a certain percentage of their income on a monthly basis. This has ensured a sustainable inflow of retail funds into the stock market. More importantly, the popularity of these "installment" funds increased in 2006 as banks started to educate local investors on the importance of retirement planning. With the birth rate of South Korea reaching an all time low, which will lead to further graying of the population in the coming years, retirement planning has became a hot theme. Moreover, with the economy remaining robust and expectations that the next President might come from the relatively more business-friendly GNP party, sentiment among retail investors remained positive.

      Although the market ended in positive territory, this actually masked some significant volatility during the course of the past 12 months. The fiscal year started strong, sustaining the momentum that is typical of the South Korean stock market in the final quarter of the calendar year. The first quarter of calendar year 2006 saw some consolidation in the market on a series of investigations by prosecutors that focused on the major chaebols as the government tried to emphasize its "clean" image ahead of the mayoral and gubernatorial elections at the end of May. However, it was in May and June, when the market took a significant tumble of about 20%. The trigger came mainly from external news, initially from a correction in global commodity prices, but the bigger impact came from the release of U.S. inflation figures showing a 0.6%
(mom) rise in April after a 0.4% (mom) rise in March. This stoked fears of more aggressive tightening by the U.S. Federal Reserve, which led to a worldwide stock market correction. The South Korean stock market was no exception, with the KOSPI decreasing from a high of 1,460 in May to a low of 1,190 in June. However, the market soon recovered after the U.S. Federal Reserve decided to keep interest rates unchanged at its August meeting, after 17 consecutive 25 basis point interest rate increases.

      In terms of sectors, construction produced particularly strong performance. Although the government continued to introduce measures to control property prices, a change in the official approach away from reducing demand and towards increasing supply benefited the construction companies. The restructuring efforts of construction companies, which are translating into higher operating margins was also positive. The financial sector was also strong in the first six months although it started to perform in line with the market during the second half of the year. On the other hand, the defensive sectors like telecommunications and utilities underperformed due to an absence of catalysts and earnings growth.


Portfolio Activity

      As mentioned in the 2005 annual report, the Fund was mildly positive on the outlook for the South Korean stock market. As a result, the Fund did not take any significant overweight or underweight positions on the market or particular sectors. Instead, the focus was on individual stock selections. Among new stocks added to the portfolio through security selection over the past 12 months were Woongjin Thinkbig Co., Ltd., Lotte Chilsung Beverage Co., Ltd., Hyundai Mipo Dockyard, Hite Brewery Co., Ltd., LG Dacom Corporation and Halla Climate Control Corporation. Woongjin Thinkbig Co., Ltd. is one of the four major education providers in South Korea. Although the birth rate is declining, the amount that parents are spending on each child's education has been increasing. Together with a rising market share, earnings growth for this company is expected to remain strong. Lotte Chilsung Beverage Co., Ltd. is a well-managed beverage producer with a very long track record. Strong cashflow generating ability and a strong balance sheet make its valuations look attractive. Hyundai Mipo Dockyard, a niche shipbuilder, is expected to post stable and strong earnings growth with a three-year order book. Moreover, even before considering the company's improved order execution, valuations look attractive especially compared with its competitors. Hite Brewery Co., Ltd., a manufacturer of beer and soju liquor, is expected to post strong earnings growth as the company enjoys synergy benefits and improving market share due to the acquisition of Jinro. LG Dacom Corporation is a restructuring story, as the company which used to lease out its broadband network, started to offer retail internet services starting September 2005. Finally, the portfolio's latest purchase, Halla Climate Control Corporation, is a producer of automobile air conditioners with a history of solid cost control.

Investment Strategy

      Since 1999, the South Korean stock market has enjoyed an exceptional run, outperforming not only global stock markets, but also stock markets in the Asia Pacific region too. This was mainly on the back of the huge restructuring efforts made by South Korean companies since the 1997 Asian crisis, which has in turn driven earnings growth. Before the crisis, the typical South Korean management culture was to maximize sales growth and increase market share, which resulted in low operating margins and high gearing. That is why during the Asian crisis, many South Korean companies fell into bankruptcy, crushed under the weight of huge debts. However, since the crisis, South Korean management has undertaken a drastic change by placing a heavy emphasis on profitability. This has led to companies that are fundamentally stronger, and in turn are better equipped to compete with global players. Whereas South Korean companies used to report return on equity (ROEs) ratios in the low single digits, companies have been reporting double-digit ROE figures over the past year. There can be no assurance that these positive developments will continue.

      As mentioned, this restructuring has resulted in South Korean stocks consistently outperforming regional stock markets from 2001 to 2005. In particular, 2005 was a spectacular year which saw the KOSPI rise about 50%. Partly due to this strong run and partly due to the political uncertainty from North Korea, foreign investors started to take profits in 2006. As a result, although the South Korean stock market still reported positive returns, the performance lagged behind those of the regional stock markets.

      The Fund believes this period of "consolidation" is healthy and good for the South Korean stock market in the medium to longer term. The restructuring efforts in the past have made South Korean companies more competitive and their earnings growth more sustainable. Although this has been reflected in stronger reported earnings, investors are still not fully appreciative of the change. As a result, valuations although rerated somewhat, are still trading at around a 15% discount to those in the regional stock markets.

      The Korean economy is expected to turn weaker in 2007 compared with 2006, but the Fund's advisers believe it should still register a growth rate of around 4% to 5%. This is in line with the expectations of weaker economic performances in the U.S., Europe and even China. As a result, export growth could decline slightly. However, one positive point is that the Won, which was strong in the first half of 2006, has stabilized in the past three months. This might help to offset the possible weakness in export growth. Moreover, after suffering a loss in the provincial elections, the government has significantly increased its focus on managing the economy. This might lead to higher fiscal spending which has been relatively conservative for the last three years. The biggest risk for the economy is if consumer sentiment continues to weaken, then domestic demand might also slow down.

      The Fund will continue to be managed using a stock selection focused approach. However, over the past 12 months there has been a skew towards sector allocation. In particular, the portfolio is overweight in the construction and shipbuilding sectors. Otherwise, the rest of the sector allocation weightings have experienced no significant changes. The portfolio remained slightly overweight in the technology sector, neutral in the financial sector, and underweight in the telecommunications and utilities sectors.

      We appreciate your continuing support of your Fund.



                                 Sincerely,



                                 /s/ Hiroshi Terasaki
                                 Hiroshi Terasaki President

--------------------------------------------------------------------------------
      The Board of Directors wishes to acknowledge the valuable contributions made by two of the Fund's former directors, Arthur R. Taylor and William K. Grollman, who determined not to stand for re-election at the 2006 annual meeting of shareholders. Mr. Taylor served as a Director of the Fund from 1993 to 2006 and Mr. Grollman served as a Director from 2004 to 2006.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  PROXY VOTING

      A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the Securities and Exchange Commission's web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the Securities and Exchange Commission's web site at http://www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

      The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                INTERNET WEBSITE

      Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which include the Fund. The Internet web address is www.nomura.com. We invite you to view the Internet website.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               FUND CERTIFICATION

      In October 2006, the Fund filed its Chief Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A. 12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

      The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.
--------------------------------------------------------------------------------

                            KOREA EQUITY FUND, INC.

                       FUND HIGHLIGHTS--OCTOBER 31, 2006


KEY STATISTICS:

        Net Assets ...........................................   $94,852,291
        Net Asset Value per Share ............................        $11.28
        Closing NYSE Market Price ............................        $10.40
        Percentage Increase in Net Asset Value per Share* ....          37.9%
        Percentage Increase in NYSE Market Price* ............          32.5%


MARKET INDEX:                                                  SOUTH
Percentage increase in market index*                         KOREAN WON   U.S.$
                                                             ----------   -----
        Korea Composite Stock Price Index* ...................  17.8%     30.5%
        *From November 1, 2005 through October 31, 2006

ASSET ALLOCATION:
        South Korean Equity Securities .......................          98.2%
        Other Assets Less Liabilities, Net ...................           1.8%
                                                                      ---------
        Net Assets ...........................................         100.0%
                                                                      =========


INDUSTRY DIVERSIFICATION:
                                     % of                                % of
                                  Net Assets                          Net Assets
                                  ----------                          ----------
Consumer Electronics ............... 23.1    Telecommunications.......   5.8
Services ........................... 19.4    Iron and Steel ..........   5.5
Banking and Financial Services ..... 13.9    Retail ..................   4.0
Miscellaneous Manufacturing ........  7.4    Oil and Gas .............   3.3
Food and Beverages .................  7.0    Utilities ...............   1.3
Automotive Equipment and Parts .....  6.4    Electrical Machinery ....   1.1


                  TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE:

                                                          Market        % of
Issuer                                                    Value      Net Assets
------                                                 -----------   ----------
Samsung Electronics Co., Ltd ......................... $15,406,218      16.3
POSCO ................................................   5,203,359       5.5
GS Engineering & Construction Corp....................   4,667,304       4.9
Hyundai Mipo Dockyard ................................   4,191,871       4.4
LG Electronics Inc....................................   3,950,016       4.2
Shinsegae Co., Ltd....................................   3,837,823       4.0
LG Dacom Corporation .................................   3,788,285       4.0
Hyundai Engineering & Construction Co., Ltd...........   3,579,328       3.8
Hite Brewery Co., Ltd.................................   3,446,886       3.6
Kookmin Bank .........................................   3,370,858       3.6

--------------------------------------------------------------------------------
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and Board of Directors of Korea Equity Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Korea Equity Fund, Inc. (the "Fund"), including the schedule of investments, as of October 31, 2006, and the related statements of operations for the year then ended, changes in net assets and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the two years in the period ended October 31, 2003 were audited by other auditors whose report, dated December 12, 2003, expressed an unqualified opinion on that statement and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                             Ernst & Young LLP
New York, New York
December 12, 2006
--------------------------------------------------------------------------------

                             KOREA EQUITY FUND, INC.

                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2006

                                                                                                                % of
                                                                                                   Market        Net
                                                                 Shares            Cost             Value      Assets
                                                                 ------            ----             -----      ------

KOREAN EQUITY SECURITIES

Automotive Equipment and Parts
Halla Climate Control Corporation ...........................    164,000        $ 1,898,153      $  1,897,061    2.0
  Air control equipment
Hyundai Mobis ...............................................     22,250            682,692         2,172,345    2.3
  Automotive service components
Hyundai Motor Co., Ltd. .....................................     17,300            613,921         1,406,325    1.5
Hyundai Motor Co., Ltd. PFD .................................     11,900            209,982           561,977    0.6
                                                                                -----------      ------------  -----
  Passenger cars, trucks, autoparts and commercial vehicles
Total Automotive Equipment and Parts ........................                     3,404,748         6,037,708    6.4
                                                                                -----------      ------------  -----


                                         See notes to financial statements.

                                               KOREA EQUITY FUND, INC.

                                        SCHEDULE OF INVESTMENTS--(Continued)

                                                  OCTOBER 31, 2006

                                                                                                               % of
                                                                                                  Market       Net
                                                                   Shares       Cost              Value       Assets
                                                                   ------       ----              -----       ------
Banking and Financial Services
Daewoo Securities Co., Ltd....................................  118,000     $ 1,217,275     $   2,185,186      2.3
  Financial institution
Hana Financial Group Inc......................................   53,934       1,141,815         2,486,929      2.6
  Commercial bank
Industrial Bank of Korea .....................................   40,000         298,938           700,414      0.7
  Commercial bank
Kookmin Bank .................................................   42,408       1,719,234         3,370,858      3.6
  Commercial bank
Korea Exchange Bank+ .........................................   84,000         736,024         1,118,752      1.2
  Commercial bank
Shinhan Financial Group Co., Ltd. ............................   48,500         914,394         2,236,364      2.4
  Consumer and commercial-related financial services
Woori Finance Holdings Co., Ltd. .............................   50,000         431,248         1,069,193      1.1
                                                                            -----------      ------------   ------
  Diversified finance services
Total Banking and Financial Services .........................                6,458,928        13,167,696     13.9
                                                                            -----------      ------------   ------


Consumer Electronics
LG Electronics Inc............................................   65,300       4,031,986         3,950,016      4.2
  Digital display equipment
LG Philips LCD Co., Ltd.+ ....................................   80,000       3,282,946         2,546,960      2.6
  Digital display equipment
Samsung Electronics Co., Ltd..................................   18,958       4,306,844        12,292,623     13.0
Samsung Electronics Co., Ltd. PFD ............................    6,420       1,308,514         3,113,595      3.3
                                                                            -----------      ------------   ------
  Consumer electronics, computers and telecommunications
Total Consumer Electronics ...................................               12,930,290        21,903,194     23.1
                                                                            -----------      ------------   ------


Electrical Machinery
Samsung Corporation ..........................................   32,000         455,609         1,068,026      1.1
                                                                            -----------      ------------   ------
  Import/Export

Food and Beverages
Hite Brewery Co., Ltd.........................................   29,000       3,863,484         3,446,886      3.6
  Alcoholic and non-alcoholic beverages
Lotte Chilsung Beverage Co., Ltd.     ........................    2,500       2,713,688         3,151,863      3.4
                                                                            -----------      ------------   ------
  Alcoholic and non-alcoholic beverages
Total Food and Beverages .....................................                6,577,172         6,598,749      7.0
                                                                            -----------      ------------   ------


                                      See notes to financial statements.

                                               KOREA EQUITY FUND, INC.

                                        SCHEDULE OF INVESTMENTS--(Continued)

                                                  OCTOBER 31, 2006

                                                                                                               % of
                                                                                                  Market       Net
                                                                   Shares       Cost              Value       Assets
                                                                   ------       ----              -----       ------
Iron and Steel
POSCO ........................................................   18,750     $ 2,091,624     $   5,203,359      5.5
                                                                            -----------      ------------   ------
  Hot and cold rolled steel products

Miscellaneous Manufacturing
Hanjin Heavy Industries & Construction Co., Ltd. .............   98,130       1,368,086         2,900,266      3.1
  Constructs roadways, bridges, ports, industrial plants,
    and buildings
Hynix Semiconductor, Inc.+ ...................................   76,000       1,794,127         2,758,358      2.9
  Semiconductors
KT&G Corp. ...................................................   21,500         540,456         1,327,922      1.4
                                                                            -----------      ------------   ------
  Cigarettes and other tobacco products
Total Miscellaneous Manufacturing.............................                3,702,669         6,986,546      7.4
                                                                            -----------      ------------   ------

Oil and Gas
SK Corporation ...............................................   21,820       1,245,876         1,600,088      1.6
  Refines, markets, and distributes oil
S-Oil Corporation ............................................   23,000       1,116,343         1,569,458      1.7
                                                                            -----------      ------------   ------
  Petroleum and related products
Total Oil and Gas ............................................                2,362,219         3,169,546      3.3
                                                                            -----------      ------------   ------

Retail
Shinsegae Co., Ltd............................................    6,660       1,426,327         3,837,823      4.0
                                                                            -----------      ------------   ------
  Department store chain

Services
GS Engineering & Construction Corp............................   60,000       1,757,501         4,667,304      4.9
  Contracts civil engineering and architectural works
Hyundai Engineering & Construction Co., Ltd.+ ................   64,000       1,781,550         3,579,328      3.8
  General construction company
Hyundai Mipo Dockyard ........................................   31,600       2,699,125         4,191,871      4.4
  Shipbuilding
LG Corp.......................................................   48,000       1,324,353         1,365,172      1.5
  Holding company
Samsung Fire & Marine Insurance Co., Ltd. ....................   13,500         857,966         2,091,671      2.2
  Non-life insurance
Woongjin ThinkBig Co., Ltd....................................  124,000       1,144,825         2,473,947      2.6
                                                                            -----------      ------------   ------
  Publishing
Total Services ...............................................                9,565,320        18,369,293     19.4
                                                                            -----------      ------------   ------


                                        See notes to financial statements.

                                               KOREA EQUITY FUND, INC.

                                        SCHEDULE OF INVESTMENTS--(Continued)

                                                  OCTOBER 31, 2006

                                                                                                               % of
                                                                                                  Market       Net
                                                                                Cost              Value       Assets
                                                                                ----              -----       ------
Telecommunications
LG Dacom Corporation .........................................  163,000     $ 2,598,952      $  3,788,285      4.0
  Internet services
SK Telecom Co., Ltd. .........................................    7,860       1,425,754         1,705,795      1.8
                                                                            -----------      ------------   ------
  Mobile telecommunications and paging services
Total Telecommunications .....................................                4,024,706         5,494,080      5.8
                                                                            -----------      ------------   ------


Utilities
Korea Electric Power Corp.  ..................................   33,000         775,556         1,274,754      1.3
                                                                            -----------      ------------   ------
  Power supplier

TOTAL KOREAN EQUITY SECURITIES  ..............................               53,775,168        93,110,774     98.2
                                                                            -----------      ------------   ------
TOTAL INVESTMENTS  ...........................................              $53,775,168       $93,110,774     98.2
                                                                            -----------      ------------   ------
OTHER ASSETS LESS LIABILITIES, NET ...........................                                  1,741,517      1.8
                                                                                             ------------   ------
NET ASSETS ...................................................                                $94,852,291    100.0
                                                                                             ============   ======

+Non-income producing security.
GDR: Global depository receipt.
PFD: Preferred stock.


                            Portfolio securities and foreign currency holdings were translated at the following exchange rate as of October 31, 2006.

                            South Korean won                KRW             942.30 = USD $1.00








                                         See notes to financial statements.

                                          KOREA EQUITY FUND, INC.

                                    STATEMENT OF ASSETS AND LIABILITIES

                                             OCTOBER 31, 2006


ASSETS:
  Investments in securities, at market value (cost--$53,775,168) ......................       $93,110,774
  Cash and cash equivalents ...........................................................         2,040,404
                                                                                              -----------
            Total Assets ..............................................................        95,151,178


LIABILITIES:

  Accrued management fee ..............................................................            69,988
  Other accrued expenses ..............................................................           228,899
                                                                                              -----------
            Total Liabilities .........................................................           298,887


NET ASSETS:
  Capital stock (par value of 8,409,000 shares of capital stock outstanding,
    authorized 100,000,000, par value $0.10 each) .....................................           840,900
  Paid-in capital .....................................................................        75,089,243
  Accumulated net realized loss on investments and foreign currency transactions ......       (20,413,458)
  Unrealized net appreciation on investments and foreign exchange .....................        39,335,606
                                                                                              -----------
            Net Assets ................................................................       $94,852,291
                                                                                              ===========
  Net asset value per share ...........................................................            $11.28
                                                                                                    =====






                                    See notes to financial statements.

                                                 KOREA EQUITY FUND, INC.

                                                 STATEMENT OF OPERATIONS

                                           FOR THE YEAR ENDED OCTOBER 31, 2006


INCOME:
Dividend income (less $212,598 of withholding taxes) ..................................        $1,073,085
Interest income .......................................................................            67,451
                                                                                                ---------
        Total Income ..................................................................                       $ 1,140,536
                                                                                                              -----------



EXPENSES:
Management fee ........................................................................           969,086
Legal fees ............................................................................           296,000
Directors' fees and expenses ..........................................................           124,095
Auditing and tax reporting fees .......................................................            83,950
Custodian fees ........................................................................            83,925
Annual meeting expenses ...............................................................            42,550
Shareholder reports ...................................................................            35,000
Registration fees .....................................................................            28,550
Insurance expense .....................................................................            25,450
Transfer agency fees ..................................................................            12,355
Miscellaneous fees ....................................................................            11,400
                                                                                               ----------
     Total Expenses ...................................................................                         1,712,361
     Waived Management Fee  ...........................................................                          (216,921)
                                                                                                              -----------
     Net Expenses .....................................................................                         1,495,440
                                                                                                              -----------
     INVESTMENT LOSS--NET .............................................................                          (354,904)
                                                                                                              -----------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments ......................................................                        11,213,027

Net realized loss on foreign exchange .................................................                            (9,422)
                                                                                                              -----------
Net realized gain on investments and foreign exchange .................................                        11,203,605
                                                                                                              -----------
Change in net unrealized appreciation on investments ..................................                        11,295,899

Change in net unrealized appreciation on translation of foreign currency and
other assets and liabilities denominated in foreign currency ..........................                         3,952,903
                                                                                                              -----------
Net realized and unrealized gain on investments and foreign exchange ..................                        26,452,407
                                                                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................................                       $26,097,503
                                                                                                              ===========






                                            See notes to financial statements.

                                              KOREA EQUITY FUND, INC.

                                         STATEMENT OF CHANGES IN NET ASSETS

                                                                                         For the Year Ended
                                                                                              October 31,
                                                                                ---------------------------------------
                                                                                       2006                   2005
                                                                                       ----                   ----
FROM INVESTMENT ACTIVITIES:
Net investment loss ...................................................         $   (354,904)            $ (430,374)

    Net realized gain on investments ..................................           11,213,027              8,968,397

    Net realized loss on foreign exchange .............................               (9,422)               (36,674)

    Change in net unrealized appreciation on investments ..............           11,295,899             10,957,017
    Change in net unrealized appreciation on translation of
     foreign currency and other assets and liabilities denominated in
     foreign currency .................................................            3,952,903                548,286
                                                                                ------------             ----------
    Increase in net assets derived from investment activities .........           26,097,503             20,006,652


NET ASSETS:
    Beginning of year .................................................           68,754,788             48,748,136
                                                                                ------------             ----------
    End of year .......................................................         $ 94,852,291            $68,754,788
                                                                                ============            ===========






                                         See notes to financial statements.

                             KOREA EQUITY FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

1.    Significant Accounting Policies

      Korea Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end investment management company. The Fund was incorporated in Maryland on September 7, 1993 and investment operations commenced on December 3, 1993. The Fund's investment objective is to seek long-term capital appreciation through investments primarily in equity securities of South Korean companies. The following is a summary of significant accounting policies followed by the Fund. In the opinion of management, all material adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation have been included.

      (a) Valuation of Securities--Investments traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the U.S. over-the-counter market (as opposed to the OTC market for foreign investors in South Korea) are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of the day or, if none is available, at the last reported sales price available to the Fund. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets, including futures contracts and related options, are stated at market value or otherwise at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

      (b) Foreign Currency Transactions--Transactions denominated in South Korean won ("Won") are recorded in the Fund's records at the prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Won are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.

      The net assets of the Fund are presented at the exchange rate and market values at the close of the year. The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at October 31, 2006. Net realized foreign exchange gains or losses include gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the United States dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses includes gains or losses arising from changes in the value of assets and liabilities including investments in securities at October 31, 2006, resulting from changes in the exchange rate.

      (c) Security Transactions, Investment Income, Distributions to Shareholders--Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis.

      Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition--"temporary"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.

      (d) Capital Account Reclassification--For the year ended October 31, 2006, the Fund's additional paid-in-capital was decreased by $4,329,221 with decrease in ac-

                             KOREA EQUITY FUND, INC.

cumulated net investment loss of $354,904 and decrease in accumulated net realized gain on investments and foreign currency transactions of $3,974,317. The adjustment was primarily a result of the reclassification of net investment losses, expiration of capital loss carryfowards, and foreign exchange losses and had no impact on net assets.

      (e) Income Taxes--A provision for United States income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

      Under South Korean tax laws, a withholding tax is imposed on dividends and interest income at the rate of 16.5% and 13.2%, respectively, and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

      (f) Subscription for New Shares--As part of their annual corporate action matters, certain South Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription. The Fund normally subscribes to new share offerings by South Korean companies.

      (g) Use of Estimates in Financial Statement Preparation--The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

      (h) Concentration of Risk--A significant portion of the Fund's net assets consists of South Korean securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, less liquidity and greater volatility, the South Korean securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about South Korean issuers than there is about U.S. issuers. Future economic and political developments in South Korea could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

      (i) Indemnifications--Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on the Fund's experience, the Fund expects the risk of loss to be remote.


2. Management Agreement and Transactions With Affiliated Persons

      Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A." or the "Manager") acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. ("NAM"), as investment adviser for the Fund, and effective July 24, 2001, the Shareholders approved NAM retaining its wholly-owned subsidiaries, Nomura Asset Management Hong Kong Limited (NAM-Hong Kong") and Nomura Asset Management Singapore Limited ("NAM-Singapore"), as investment sub-advisers for the Fund.

      As compensation for its services to the Fund, the Manager receives a monthly fee computed at the annual rate of 0.85% of the Fund's average weekly net assets. This annual rate became effective as of September 1, 2006 pursuant to an amendment of the Fund's management agreement with the Manager. For the period from Septem-ber 1, 2005 through August 31, 2006, the Manager voluntarily reduced its fee under such agreement from 1.10% of the Fund's average weekly net assets to 0.85% of such assets. For the period from June 30, 2000 through August 31, 2005, the Manager voluntarily reduced its fee under the management agreement from 1.10% of the Fund's average weekly net assets to 0.95% of such assets. Under the management agreement, the Fund paid or accrued fees, based on the voluntary waiver and the contractual amendment, to the Manager of $752,165 for the year ended October 31, 2006. This resulted in the Manager absorbing

                             KOREA EQUITY FUND, INC.

$216,921 in Fund management fees for the year ended October 31, 2006.

      For services performed, NAM received a monthly fee from the Manager at the annual rate of 0.495% of the average weekly net assets of the Fund. This contractual rate became effective September 1, 2006 pursuant to an amendment of the investment advisory agreement between the Manager and NAM. Since July 24, 2001, for services performed, NAM-Hong Kong and NAM-Singapore have received monthly fees from NAM. Pursuant to amendments to the investment sub-advisory agreements that became effective as of September 1, 2006, NAM pays NAM-Singapore a monthly fee at the annual rate of 0.225% of the Fund's average weekly net assets and NAM pays NAM pays NAM-Hong Kong a monthly fee at the annual rate of 0.045% of the Fund's average weekly net assets. For the year ended October 31, 2006, the Manager informed the Fund that NAM received fees of $438,025 from the Manager. In addition, NAM-Hong Kong and NAM-Singapore received fees of $39,600 and $198,466, respectively from NAM. At October 31, 2006, the management fee payable to the Manager by the Fund was $69,988.

      Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Fund pays each Director not affiliated with the Manager an annual fee of $5,000 plus $1,000 per meeting attended, together with such Director's actual expenses related to attendance at meetings. Mr. William
G. Barker, Jr., who has been designated by the Directors not affiliated with the Fund to serve as Lead Director, is paid an additional $5,000, effective June 2005. Such fees and expenses for the unaffiliated Directors aggregated $124,095 for the year ended October 31, 2006.


3.    Purchases and Sales of Investments

      Purchases and sales of investments, exclusive of investments in foreign currency and short-term securities, for the year ended October 31, 2006 were $26,915,856 and $28,369,240, respectively.


4.    Federal Income Taxes

      As of October 31, 2006, net unrealized appreciation on investments, exclusive of short-term securities, for Federal income tax purposes was $39,335,606 of which $40,571,252 related to appreciated securities and $1,235,646 related to depreciated securities. The aggregate cost of investments, at October 31, 2006 for Federal income tax purposes was $53,775,168. During the year ended October 31, 2006, the Fund utilized capital loss carryforwards of $11,213,861. The Fund has a capital loss carryforward as of October 31, 2006 of approximately $20,413,458 of which $6,271,812 expires on October 31, 2007, $7,181,610 expires on October 31, 2008, and $6,960,036 expires on October 31, 2009. During the year ended on October 31, 2006, $3,964,061 of capital loss carryforward expired unutilized.


5.    Recent Accounting Pronouncements

      On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

      On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

                                                      KOREA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout each year:

                                                                                        For the Year Ended
                                                                                            October 31,
                                                                  --------------------------------------------------------------
                                                                    2006         2005          2004           2003        2002
                                                                    ----         ----          ----           ----        ----
Net asset value, beginning of year  ..........................      $8.18       $5.80         $5.38           $4.28       $3.23
                                                                   ------      ------        ------          ------      ------
  Net investment loss* .......................................      (0.04)      (0.05)        (0.05)          (0.02)      (0.05)

  Net realized and unrealized gain on
    investments and foreign currency .........................       3.14        2.43          0.47            1.12        1.10
                                                                   ------      ------        ------          ------      ------
  Total from investment operations ...........................       3.10        2.38          0.42            1.10        1.05
                                                                   ------      ------        ------          ------      ------
Net asset value, end of year  ................................     $11.28       $8.18         $5.80           $5.38       $4.28
                                                                   ======      ======        ======          ======      ======


Market value, end of year ....................................     $10.40       $7.85         $5.34           $4.65       $3.730

Total investment return+ .....................................      32.5%       47.0%         14.8%           24.7%        42.4%

Ratio to average net assets/supplemental data:
  Net assets, end of year (000) ..............................    $94,852     $68,755       $48,748         $45,204      $36,022

  Operating expenses before waiver of a portion
    of the management fee  ...................................      1.92%       2.93%         2.86%           2.46%        2.50%
  Operating expenses after waiver of a portion
    of the management fee  ...................................      1.68%       2.76%         2.71%           2.31%        2.35%
  Net investment loss  .......................................     (0.40%)     (0.70%)       (0.89%)         (0.49%)      (1.10%)

  Portfolio turnover  ........................................        31%         41%           50%             58%          99%


----------------
+     Based on market value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions. Total investment return does not reflect sales commissions.
*     Based on average shares outstanding.






                                                See notes to financial statements.


                             KOREA EQUITY FUND, INC.

                SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

      The 2006 Annual Meeting of the Shareholders of the Fund was held at the offices of Nomura Securities International, Inc. at Two World Financial Center, Building B, New York, New York on August 10, 2006. The purpose of the meeting was (1) to elect two Class II Directors each to serve for a term to expire in 2008, (2) to elect two Class III Directors each to serve for a term to expire in 2009 and (3) to transact such other business as may properly come before the Meeting or any adjournment thereof.

      At the meeting, Rodney A. Buck, James B. Hillman, Chor Weng Tan and Hiroshi Terasaki each received the affirmative vote of a majority of the outstanding shares of the Fund. Accordingly, they were elected to serve until 2008 (in the case of Messrs. Tan and Terasaki) and 2009 (in the case of Messrs. Buck and Hillman) and until their successors are elected and qualified.

      The results of the voting at the Annual Meeting were as follows:

1.    To elect the Fund's Class II Directors:
                                                                % of                                % of
                                            Shares Voted     Outstanding      Shares Voted       Outstanding
                                                For            Shares      Withhold Authority       Shares
                                            ------------     -----------   ------------------    -----------
Chor Weng Tan .....................          6,950,896          82.7            754,187              8.9
Hiroshi Terasaki ..................          6,947,518          82.6            757,565              9.0

2.    To elect the Fund's Class III Directors: Rodney A. Buck, and James B. Hillman.

                                                                % of                                % of
                                            Shares Voted     Outstanding      Shares Voted       Outstanding
                                                For            Shares      Withhold Authority       Shares
                                            ------------     -----------   ------------------    -----------
Rodney A. Buck ....................          7,636,455          90.8             68,628              0.8
James B. Hillman ..................          7,635,745          90.8             69,338              0.8

                                                 *   *   *   *

INTERESTED DIRECTOR

      Set out below is biographical and other information relating to a Director who is an "interested person," as that term defined in the Investment Company Act of 1940, of the Fund is set out below.

                                                                                                                        Other
                                          Term of                                                 Number of            Public
                         Position(s)    Office and                                              Funds in the         Directorships
Name,                    Held with       Length of      Principal Occupation(s)                 Fund Complex         Held by the
Address and Age          the Fund       Time Served    During Past Five Years                     Overseen**           Director
-----------------------  -----------  ---------------  --------------------------------------   --------------       -------------
Hiroshi Terasaki (51)*   Class II       President      President and Director of NAM-           2 registered         None
c/o Nomura Asset         Director       and            U.S.A. Inc. since 2005; Managing         investment
Management U.S.A. Inc.                  Director       Director and Chief Executive Officer,    companies
Two World Financial                     since June     Nomura Asset Management U.K.             consisting of
Center, Building B                      2005           Limited from 2003 to 2005; General       2 portfolios
New York,                                              Manager, Fixed Income Investment
New York 10281                                         Department of NAM from 2000 to
                                                       2003.
--------------------------------
*     Mr. Terasaki is an "interested person," as defined in the Investment Company Act of 1940, of the Fund based on his positions with NAM and its affiliates. Mr. Terasaki is a director of Japan Smaller Capitalization Fund, Inc. for which NAM-U.S.A.
      acts as manager and NAM acts as investment adviser.
**    In addition to the Fund, the "Fund Complex" includes Japan Smaller Capitalization Fund, Inc.

                                           KOREA EQUITY FUND, INC.

INDEPENDENT DIRECTORS

Biographical and other information relating to the non-interested Directors of the Fund is set out below.

                                                                                                  Number of             Other
                                          Term of                                               Funds in the           Public
                         Position(s)    Office and                                              Fund Complex*        Directorships
Name,                    Held with       Length of      Principal Occupation(s)                   Overseen           Held by the
Address and Age          the Fund       Time Served    During Past Five Years                    by Director           Director
-----------------------  -----------  ---------------  --------------------------------------   --------------       -------------

William G. Barker, Jr.   Class I        Director       Retired.                                 2 registered         None
(73)                     Director       since 1993                                              investment
111 Parsonage Road                                                                              companies
Greenwich,                                                                                      consisting of
Connecticut 06830                                                                               2 portfolios

Rodney A. Buck (58)      Class III      Director       Owner, Buck Capital Manage-              2 registered         None
1857 West County Road    Director       since 2006     ment (private investment man-            investment
Calais,                                                agement firm) since 2005; Execu-         companies
Vermont 05648                                          tive Vice President and Chief            consisting of
                                                       Investment Officer, National Life        2 portfolios
                                                       Group (insurance holding com-
                                                       pany) from 2000 to 2005; Chief
                                                       Executive Officer, Sentinel  Advi-
                                                       sors Company (investment advi-
                                                       sor) from 1996 to 2005.

David B. Chemidlin       Class III      Director       Corporate Controller, Advance            2 registered         None
(49)**                   Director       since 2006     Magazine Publishers, Inc. (d/b/a         investment
67 Glen Eagle Drive                                    Conde Nast) since 1995.                  companies
Watchung,                                                                                       consisting of
New Jersey 07060                                                                                2 portfolios

Chor Weng Tan (70)       Class II       Director       Retired since 2004; Managing             2 registered         None
6245 Paseo Privado       Director       since 1990     Director for Education, the Ameri-       investment
Carlsbad,                                              can Society of Mechanical Engi-          companies
California 92009                                       neers from 1991 to 2004.                 consisting of
                                                                                                2 portfolios

John F. Wallace (78)     Class I        Director       Retired since 2000; Vice Presi-          2 registered         None
17 Rhoda Street          Director       since 1990     dent of the Fund from 1997 to            investment
West Hempstead,                                        2000 and Secretary and Treasurer         companies
New York 11552                                         of the Fund from 1990 to 1997;           consisting of
                                                       Senior Vice President of NAM-            2 portfolios
                                                       U.S.A. from 1981 to 2000, Secre-
                                                       tary from 1976 to 2000, Treasurer
                                                       from 1984 to 2000 and Director
                                                       from 1986 to 2000.

----------------------
 *In addition to the Fund, the "Fund Complex" includes Japan Smaller Capitalization Fund, Inc.
**Mr. Chemidlin was elected a Director, effective October 10, 2006, to fill a vacancy created by the resignation of James
  B. Hillman, who also was a non-interested Director.

                            KOREA EQUITY FUND, INC.


      Committees and Directors' Meetings. The Board of Directors has a standing Audit Committee and a standing Nominating Committee, each of which consists of the Directors who are not "interested persons" of the Fund within the meaning of the 1940 Act and are "independent" as defined in the New York Stock Exchange listing standards. Currently, Messrs. Barker, Buck, Chemidlin, Tan and Wallace are members of these Committees. The principal responsibilities of the Audit Committee and the Nominating Committee are described below. The Fund has no standing Compensation Committee. The non-interested Directors have retained independent legal counsel to assist them in connection with their duties.

      During the fiscal year ended October 31, 2006, the Board of Directors held nine meetings, the Audit Committee held three meetings and the Nominating Committee held two meetings. Each incumbent Director attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which he served and, if a member, of the aggregate number of meetings of the Audit and Nominating Committees held during the period for which he served.

      Officers of the Fund. Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. Certain biographical and other information relating to the officers of the Fund is set out below:

    Name, Address* and     Position(s) Held    Term of Office** and      Principal Occupation(s)
      Age of Officers       with the Fund      Length of Time Served     During Past Five Years
      ---------------       -------------      ---------------------     ----------------------
Hiroshi Terasaki (51)       President and      President since 2005      President and Director of NAM U.S.A. since 2005;
                            Class II Director                            Managing Director and Chief Executive Officer,
                                                                         Nomura Asset Management U.K. Limited from
                                                                         2003 to 2006; General Manager, Fixed Income
                                                                         Investment Department of NAM from 2000 to
                                                                         2003.

Kenneth L. Munt (60)        Vice President     Vice President since      Managing Director and Secretary of NAM-U.S.A.
                                               2001                      since 1999.
Keiko Tani (44)             Vice President     Vice President since      Senior Vice President and General Counsel of
                                               2005                      NAM-U.S.A. since 2005; Leader, Legal Team,
                                                                         Product Documentation & Legal Department of
                                                                         NAM from 2003 to 2005, General Manager of
                                                                         Legal Department from 1999 to 2003.

Rita Chopra-Brath-          Treasurer          Treasurer since 2002      Vice President of NAM-U.S.A. since 2001; Assis-
waite (37)                                                               tant Vice President of NAM-U.S.A. from 1999 to
                                                                         2000.

Neil Daniele (46)           Secretary          Secretary since 2002      Managing Director of NAM-U.S.A. since 2002;
                                                                         Vice President and Compliance Officer of Munich
                                                                         Re Capital Management Corp. (asset management
                                                                         firm) from 2001 to 2002; Vice President of AIG
                                                                         Global Investment Group, Inc. (asset management
                                                                         firm) from 2000 to 2001; Compliance Officer of AIG
                                                                         Global Investment Corp. from 1996 to 2000.
------------------
 *    The address of each officer listed above is Two World Financial Center, Building B, New York, New York 10281.
**    Elected by and serves at the pleasure of the Board of Directors.

                            KOREA EQUITY FUND, INC.

         REVIEW OF THE FUND'S MARKET PRICE COMPARED TO NET ASSET VALUE

      Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value. Although the shares of the Fund have traded at such a premium, they also have traded at a discount from their net asset value per share ("NAV").

      Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the trading price of the Fund's shares. The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in shareholders' overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount. For example, the Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV.

      To date, the Board of Directors has not authorized open-market share repurchases or a tender offer for shares of the Fund. The Board of Directors also has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or to have interval fund status. As a "country fund," the Fund's NAV is more volatile than might be the case for a fund with a broader investment focus. The Directors believe that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and they believe that the recent sometime extreme volatility of the financial markets in South Korea supports their view. Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund's ability to pursue its investment objectives. The Directors intend to continue to review, on a quarterly basis, the trading market for the Fund's shares.

                          DIVIDEND REINVESTMENT PLAN

      The Dividend Reinvestment Plan (the "plan") is available automatically for any holder of common stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or capital gains distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder. If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to the plan agent, Computershare Investor Services (the "Plan Agent"), 250 Royall Street, Canton, MA 02021. Under the Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund. Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium. If the market price of a share on the payable date of a dividend or distribution is at or above the Fund's net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.

      Purchases will be made by the Plan Agent from time to time on the New York Stock Exchange (the "Exchange") or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares

                            KOREA EQUITY FUND, INC.

previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments,the Fund will issue the necessary additional shares from authorized but unissued shares. There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. For the fiscal year ended October 31, 2006, the Fund did not purchase any shares in the open market or issue any new shares for dividend reinvestment purposes.

      Shareholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in such Plan. Shareholders that participate in the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Shareholders who are participating in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the shareholder's own name and must be in writing and should include the shareholder's name and address as they appear on the account registration. If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan. Upon withdrawal from the Plan, the Plan Agent will deliver to the shareholder a certificate or certificates for the appropriate number of full shares and a cash payment for any fractional shares. In lieu of receiving a certificate, the shareholder may request the Plan Agent to sell part or all of the shareholder's shares at the market price and remit the proceeds to the shareholder, net of any brokerage commissions. A $2.50 fee will be charged by the Plan Agent upon any cash withdrawal or termination. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.

      The Plan Agent will maintain all shareholders accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by shareholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

      The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

      The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Plan Agent at Computershare Investor Services, 250 Royall Street, Canton, Massachusetts 20201.

------------------------------------------------------------------------------
                        SHAREHOLDER ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, Computershare Investor Services at (800) 426-5523 for information concerning their accounts.
------------------------------------------------------------------------------

                            KOREA EQUITY FUND, INC.

                    Board Review of the Current Management,
          Investment Advisory and Investment Sub-Advisory Agreements

      The Board of Directors of the Fund (the "Board") consists of six directors, five of whom are independent, or non-interested, directors (the "Independent Directors"). The Board considers matters relating to the Fund's management and investment advisory agreements throughout the year. On an annual basis, the Board specifically considers whether to approve the continuance of these agreements for an additional one-year period. The specific agreements (the "Agreements") consist of the Fund's management agreement with Nomura Asset Management U.S.A. Inc. (the "Manager"), the investment advisory agreement between the Manager and its parent, Nomura Asset Management Co., Ltd. (the "Investment Adviser"), and investment sub-advisery agreements between the Investment Adviser and two affiliated advisers, Nomura Asset Management Hong Kong Limited and Nomura Asset Management Singapore Limited (the "Investment Sub-Advisers").

      The Board, including the Independent Directors, most recently approved the continuance of the Agreements at a meeting held on August 17, 2006. In connection with their deliberations at that meeting and at a separate meeting of the Independent Directors held on August 2, 2006, the Independent Directors received materials that included, among other items, information provided by the Manager regarding (i) the investment performance of the Fund, performance of other investment companies and performance of the Fund's benchmark, (ii) expenses of the Fund and the management fee paid by the Fund to the Manager, the advisory fee paid by the Manager to the Investment Adviser and the sub-advisory fees paid to the Investment Sub Advisers, and (iii) the profitability of the Agreements to the Manager, the Investment Adviser and the Investment Sub-Advisers. The Independent Directors sought and received additional information from the Manager and the Investment Adviser. The Independent Directors were advised by independent counsel in considering these materials and the continuance of the Agreements.

      The Manager previously agreed to voluntary fee reductions in the fee payable under the management agreement between the Fund and the Manager. The initial voluntary fee reduction became effective on June 30, 2000. Following the voluntary fee reduction that became effective on September 1, 2005, the Manager received an annual management fee of 0.85% of the Fund's average weekly net assets, as compared to the fee of 1.10% of such assets set forth in the Fund's management agreement.

      At the meeting of the Board of Directors held on August 17, 2006, the Independent Directors requested that the Manager agree to reduce the annual contractual fee rate to the fee rate under the voluntary fee waivers. Following the Manager's agreement to reduce the contractual management fee to an annual fee of 0.85% of the Fund's average weekly assets, with corresponding reductions in the fees paid by the Manager and the Investment Adviser under the other Agreements, the Board of Directors, including all of the Independent Directors, unanimously approved the continuance of the Agreements for an additional year.

      In approving the continuance of the Agreements at the meeting held on August 17, 2006, the Board, including the Independent Directors, did not identify any single factor as determinative. Matters considered by the Directors in connection with their approval of the Agreements included the following:

      The nature, extent and quality of the services provided to the Fund under the Agreements. The Board considered the nature, extent and quality of the services provided to the Fund by the Manager, the Investment Adviser and the Investment Sub-Advisers and the resources dedicated by the Manager, the Investment Adviser and the Investment Sub-Advisers. These services included both investment advisory services and related services such as the compliance oversight provided by the Manager. The Independent Directors discussed in particular the portfolio management personnel involved with management of the Fund. The Independent Directors also commented favorably on the compliance personnel at the Manager and the services they provided in

                            KOREA EQUITY FUND, INC.

                    Board Review of the Current Management,
    Investment Advisory and Investment Sub-Advisory Agreements-(Continued)

monitoring portfolio transactions and other compliance functions, and the financial administration provided by the Manager. Based on its review of all of these services, the Board, including the Independent Directors, concluded that the nature, extent and quality of these services supported the continuance of the Agreements.

      lnvestment performance. The Board considered performance information provided by the Manager regarding the Fund's investment performance over a number of time periods, including the one-year, three-year and five-year periods recently ended. Included in this information was data showing that the net asset value per share of the Fund increased 44.3% during the year ended June 30, 2006. The Manager also provided the Directors with comparative performance information that they requested.

      In response to requests for additional information by the Independent Directors, the Board received information about the performance of the Fund compared to the Fund's benchmark index, data on the Fund's expense ratio and components thereof, and comparative fee, expense ratio and performance information for other funds investing primarily in South Korean stocks. This information showed that, based on changes in net asset value for the year ended June 30, 2006, the Fund ranked second in performance of five U.S. investment companies investing in Korean securities that had been identified by the Manager and that the Fund's performance for the period exceeded the performance of two relevant indices (the MSCI Korea Index and the Korea Composite Stock Price Index ("KOSPI")).

      After considering all factors deemed appropriate, the Board, including the Independent Directors, concluded that the Fund's performance supported the continuance of the Agreements.

      The costs of the services to be provided and the profits to be realized by the Manager and its affiliates from their advisory relationships with the Funds. The Manager also provided the Board with information prepared by the Manager, the Investment Adviser and the Investment Sub-Advisers indicating the profitability of the Agreements to these respective advisors. The Independent Directors reviewed this information with the Manager and requested and received certain supplemental information from the Manager and the Investment Adviser with respect to the methodologies used to charge and allocate expenses relating to the management of the Fund. The Manager and its affiliates also act as advisers to one additional investment company registered under the Investment Company Act of 1940 and the Board of Directors of the Fund compared the advisory arrangements and fees for these two companies. The Board of Directors of the Fund recognized that the nature of the services provided by the Manager and the Investment Adviser to other investment vehicles and separate accounts differed from the range of services provided to the two registered investment companies.

      After reviewing the information described above, the Independent Directors concluded that the management fee proposed to be charged to the Fund was reasonable and that the costs of the services provided pursuant to the Agreements and the profitability of the Agreements to the Manager and the Investment Adviser supported the continuance of the Agreements. The Independent Directors recognized that the relatively small size of the Fund reduced the profitability to the Manager of its contractual arrangement with the Fund. However, as discussed above, the Independent Directors requested the Manager to reduce the annual rate of compensation in the management agreement to conform with the voluntary waivers then in effect to more permanently reflect the reduced fee schedule previously agreed to by the Manager.

      Based on an evaluation of all factors deemed relevant, including the factors described above, the Board, including each of the Independent Directors, concluded that each of the Agreements, with reduced fees as described above, should be continued through August 31, 2007.

BOARD OF DIRECTORS

William G. Barker, Jr.
Rodney A. Buck
David B. Chemidlin
Chor Weng Tan
Hiroshi Terasaki
John F. Wallace

OFFICERS
Hiroshi Terasaki, President
Keiko Tani, Vice President
Kenneth L. Munt, Vice President
Rita Chopra-Brathwaite, Treasurer
Neil A. Daniele, Secretary and Chief Compliance Officer

MANAGER
Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, New York 10281
Internet Address
www.nomura.com

INVESTMENT ADVISER                                                                          KOREA
Nomura Asset Management Co., Ltd.
1-12-1 Chome Nihombashi, Chuo-ku,
Tokyo 103-8260, Japan                                                                      Equity

INVESTMENT SUB-ADVISERS
Nomura Asset Management Hong Kong Limited
30th Floor, Two International Finance Center                                              Fund, Inc.
8 Finance Street
Central, Hong Kong

Nomura Asset Management Singapore Limited
6 Battery Road 34-02
Singapore 049909

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

DIVIDEND PAYING AGENT, TRANSFER AGENT
AND REGISTRAR
Computershare Investor Services
250 Royal Street
Canton, MA 02021                                                                         ANNUAL REPORT

COUNSEL
Sidley Austin LLP
787 Seventh Avenue                                                                      OCTOBER 31, 2006
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, New York 10036

KOREA EQUITY FUND, INC.
TWO WORLD FINANCIAL CENTER, BUILDING B
NEW YORK, NEW YORK 10281

-----------------------------------------------------------------
This Report, including the Financial Statements, is
transmitted to the Shareholders of Korea Equity Fund, Inc.
for their information.  This is not a prospectus,
circular or representation intended for use in the
purchase of shares of the Fund or any securities
mentioned in the Report.



ITEM 2.  CODE OF ETHICS
-------------------------------------------------------------------------------
(a) As of October 31, 2006, the Registrant had adopted a code of ethics that applies to the Registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(c) There were no amendments during the fiscal year ended October 31, 2006 to a provision of the code of ethics that applies to the Registrant's Principal Executive Officer, Principal Financial
         Officer, Principal Accounting Officer or Controller, or persons performing similar functions, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR.
(d)      Not applicable.
(e)      Not applicable.
(f)      A copy of the Registrant's code of ethics is attached as an exhibit.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT
-------------------------------------------------------------------------------
The Registrant's Board of Directors has determined that David B.Chemidlin, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES
-------------------------------------------------------------------------------

(a) Audit Fees for the Registrant were $57,000 and $55,000 for the fiscal years ended 10/31/06 and 10/31/05, respectively.

(b) Audit-Related Fees for the Registrant were $9,500 and $9,000 for the fiscal years ended 10/31/06 and 10/31/05, respectively. These amounts represent procedures performed in connection with the review of the Registrant's semi-annual reports.

In addition, there were no Audit-Related Fees billed in the fiscal years ended 10/31/06 and 10/31/05 for assurance and related services by the Accountant to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("service affiliates"), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the fiscal years ended 10/31/06 and 10/31/05, respectively.

(c) Tax Fees for the Registrant were $9,500 and $9,000 for the fiscal years ended 10/31/06 and 10/31/05, respectively. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by Ernst & Young LLP ("E&Y") to the Registrant.

There were no fees billed for tax services by E&Y to service affiliates for the fiscal years ended 10/31/06 and 10/31/05, respectively, that required pre-approval by the Audit Committee.

(d) All Other Fees for the Registrant were $9,500 and $9,500 for the fiscal years ended 10/31/06 and 10/31/05, respectively. These amounts represent procedures performed in connection with the review of the Registrant's filings with the Osaka Securities Exchange.

There were no fees billed for all other non-audit services rendered by E&Y to service affiliates for the fiscal years ended 10/31/06 and 10/31/05, respectively, that required pre-approval by the Audit Committee.

(e) (1) The Charter for the Audit Committee of the Registrant requires the Audit Committee (a) to preapprove all auditing services to be provided to the Registrant by the Registrant's independent accountants; (b) to preapprove all non-audit services, including tax services, to be provided to the Registrant by the Registrant's independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the "1934 Act"); provided, however, that the preapproval requirement with respect to the provision of non-audit services to the Registrant by the Registrant's independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act; and (c) to preapprove non-audit services to be provided to the Registrant's investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(f) N/A

(g) Non-audit fees billed by E&Y for services rendered to the Registrant and NAM-USA and any entity controlling, controlled by, or under common control with NAM-USA that provides ongoing services to the Registrant were $2.8 million and $5.0 million for the fiscal years ended 3/31/06 and 3/31/05, respectively. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services and non-audit related services rendered by E&Y to service affiliates.

(h) Yes. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Accountant to the Registrant or to Service Affiliates which were required to be pre-approved were pre-approved as required.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS
-------------------------------------------------------------------------------
(a) The Registrant's Board of Directors has a standing Audit Committee, which consists of the Directors who are not "interested persons" of the Registrant within the meaning of the Investment Company Act of 1940, as amended. Currently, Messrs. William G. Barker, Rodney A. Buck, David B. Chemidlin, Chor Weng Tan, and John F. Wallace are members of the Audit Committee.

(b)      Not applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

The Registrant's investments in securities of unaffiliated issuers as of 10/31/06 are included in the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
-------------------------------------------------------------------------------
The Registrant has delegated proxy voting responsibilities to its investment adviser, subject to the Board of Directors' general oversight. The investment adviser has adopted its own Policy and Process on Corporate Governance and Proxy Voting for this purpose. The Policy and Process is set forth below.

          Policy and Process on Corporate Governance and Proxy Voting

                            NOMURA ASSET MANAGEMENT

                       NOMURA ASSET MANAGEMENT CO., LTD.
                      NOMURA ASSET MANAGEMENT U.S.A. INC.
                     NOMURA ASSET MANAGEMENT U.K. LIMITED
                   NOMURA ASSET MANAGEMENT SINGAPORE LIMITED
                   NOMURA ASSET MANAGEMENT HONG KONG LIMITED

                                  August 2004


I. Basic Policy for Proxy Voting
--------------------------------

This Proxy Voting Policy has been adopted by Nomura Asset Management Co., Ltd. ("NAM") and its investment advisory subsidiaries (listed on Schedule 1). These companies are hereinafter collectively referred to as "Nomura Asset Management". The overall objective of Nomura Asset Management is to increase the value of its clients' investments. We recognize that the power to influence management through voting rights is an effective way to achieve such an objective. Nomura Asset Management believes the right to vote proxies is an important financial asset that must be managed with the same care and diligence as any other client asset. We exercise proxy voting decisions solely in the best interests of our clients and will acquire a company's equity securities only because we believe them to be good investment. We will not acquire equity securities simply to obtain control of an issuer.


II. Organizational Structure for Proxy Voting Process
-----------------------------------------------------

The Proxy Voting Committee is primarily responsible for making final determinations on proxy voting for Nomura Asset Management. The day-to-day operational activities relating to proxy voting are performed at each of the departments within Nomura Asset Management.

Notwithstanding the foregoing, proxy voting shall be instructed through NAM's overseas affiliates, which owe a primary responsibility for proxy voting under the investment advisory agreements entered into with their clients.

1. Proxy Voting Committee

The Proxy Voting Committee develops the firm's positions on specific voting issues, creates proxy voting guidelines (the "Proxy Voting Guidelines"), and has oversight responsibility over the proxy voting process. From time to time, it shall have direct decision-making input on a company's specific proxy voting matters, as more fully described in Section V of this Policy. NAM's Board of Directors appoints the Chairman of the Proxy Voting Committee, who, in turn, appoints the other members of the Committee. The Proxy Voting Committee may be held whenever necessary.

2.  Fund Operation Department

Regarding accounts for which NAM serves as manager, its Fund Operation Department has the primary responsibility for handling proxy voting instructions. The Department also provides necessary support to NAM's overseas affiliates with respect to their accounts.

For a Japanese issuer, the Fund Operation Department classifies the proxy materials received from the custodian depending upon whether (i) it is a company on the Watch List (as defined in Section VIII below), (ii) its proxy agenda includes any extraordinary items (defined as an item not considered a "routine agenda" item. See Note 1, Section?) and (iii) its audit opinion attached to the company's financial statement is qualified. If a company meets one or more of the foregoing conditions, the company's proxy materials shall be forwarded to NAM's Corporate Research Department for its review. If none of these conditions apply to a company, the Fund Operation Department shall instruct the custodian to vote for the agenda. For agendas that have been forwarded to the Corporate Research Department, the Fund Operation Department shall instruct the custodian to vote in accordance with the determinations made by the Corporate Research Department, or when necessary, by the Proxy Voting Committee.

For a non-Japanese issuer, our Fund Operation Department, after receiving the proxy materials from the custodian, shall forward such materials to the Corporate Research Department. If proxy materials are available through other information sources, the Corporate Research Department may rely upon the information from such sources. The Fund Operation Department shall instruct the custodian to vote in accordance with the determinations made by the Corporate Research Department based on the recommendations made by overseas affiliates, or when necessary, determinations made by the Proxy Voting Committee.

Records of proxy voting instructions shall be maintained.

3.  Operations Departments at Overseas Affiliates

The operations department of each overseas affiliate ("Overseas Operations Department") generally handles proxy voting instructions in accordance with the investment advisory agreements entered into with its client. The Overseas Operations Department shall also provide necessary support to NAM or other overseas affiliates with respect to the accounts of NAM or other overseas affiliates.

The Overseas Operations Department, after receiving the proxy materials from the custodian, shall forward as necessary such materials to NAM or other relevant overseas affiliates. If proxy materials are available through other information sources, NAM or other relevant overseas affiliates may rely upon the information from such sources. After having the agenda reviewed by NAM or other relevant overseas affiliates, the Overseas Operations Department shall instruct the custodian to vote. Records of proxy voting instructions shall be maintained.

4.  Corporate Research Department

NAM's Corporate Research Department, through the support it provides to the Proxy Voting Committee, plays an important role in the review of proxy materials.

For Japanese issuers, the Corporate Research Department is responsible for preparing, reviewing and maintaining the Watch List. The Corporate Research Department reviews proxy materials received from the Fund Operation Department and informs of their determinations on proxy voting. When the Corporate Research Department believes further review is necessary, it requests the Proxy Voting Committee to deliberate on the specific agenda item in question. The Corporate Research Department shall keep the minutes of the Proxy Voting Committee meeting, and will inform the Fund Administration Department of the Proxy Voting Committee's determinations in a timely manner.

The Corporate Research Department also reviews the proxy materials received from NAM's overseas affiliates.

For non-Japanese issuers whose equity securities are held in Japanese investment trust portfolios and NAM's institutional accounts, the Corporate Research Department, after receiving the proxy materials from the Fund Operation Department, shall forward such materials to the relevant overseas affiliates. Recommendations of the overseas affiliates are then delivered to the Corporate Research Department. The General Manager of the Corporate Research Department is responsible for the final determinations on proxy voting, or when necessary, may refer specific agenda items to the Proxy Voting Committee.

The Corporate Research Department also provides its determinations on proxy voting to overseas affiliates that manage Japanese equity accounts.

5.  Investment Department at Overseas Affiliate

The investment department of each overseas affiliate ("Overseas Investment Department") handles proxy voting for non-Japanese issuers whose equity securities are held in NAM's Japanese investment trust portfolios and institutional accounts. The Overseas Investment Department is responsible for providing recommendations for proxy voting for the issuers in its region, i.e., Nomura Asset Management U.S.A. Inc. is responsible for North and South American equity proxy voting recommendations, Nomura Asset Management U.K. Limited is responsible for European equity proxy voting recommendations, and Nomura Asset Management Singapore Limited is responsible for Asian equity proxy voting recommendations. When necessary, other Overseas Investment Departments may provide to the relevant Overseas Investment Department their recommendations about a certain issuer even if the issuer is not in its region. In addition, the Overseas Investment Department may utilize third party proxy voting service providers (e.g.,

Institutional Shareholder Services (ISS)) to formulate their recommendations. These recommendations are delivered to NAM's Corporate Research Department.

The Overseas Investment Departments also provide proxy voting recommendations to other overseas affiliates managing non-Japanese equity accounts. For such accounts, the Overseas Operations Department sends voting information to the relevant overseas affiliate and instructs the custodian as recommended. The relevant overseas affiliate shall determine the proxy voting through the process described above.


III. Proxy Voting Process for Japanese Equities
-----------------------------------------------

Nomura Asset Management carries out the following proxy voting process for Japanese equities:

1.    Corporate Research Department prepares, reviews and maintains the Watch
      List.

2. Fund Operation Department classifies the proxy materials received from the custodian into companies: 1) which are on the Watch List, 2) their proxy agenda includes any extraordinary items (defined as an item not considered to be a "routine agenda" item. See Note 1.), and 3) their audit opinion attached to their financial statement is qualified.

3. If none of the conditions stated above applies to a company, the Fund Operation Department then instructs the custodian to vote for the agenda.

4. When the Fund Operation Department finds that (i) the company is on the Watch List, (ii) the proxy agenda includes any extraordinary item, or
      (iii) its audit opinion attached to the company's financial statement is qualified, the proxy material is then forwarded to Corporate Research Department for its review.

5. The Corporate Research Department reviews the agenda and if it finds any problems within the agenda, details are sent to the Proxy Voting Committee for deliberation. When the Corporate Research Department determines that no problems exist, it informs the Fund Operation Department of its determinations on proxy voting.

6. The Proxy Voting Committee closely reviews the agenda in accordance with the Proxy Voting Guidelines. When the Proxy Voting Committee finds specific agenda items that would not be in the clients' best interests, the Proxy Voting Committee shall determine whether to vote against or to abstain from voting on the specific agenda items. The Proxy Voting Committee's determinations shall be notified to the Fund Operation Department .

7. Agendas reviewed by the Proxy Voting Committee shall be reported to NAM's Management Committee or Board of Directors.

8. For Japanese issuers whose equity securities are held in overseas affiliates' accounts, the Overseas Operations Department receives the proxy materials from the custodian, and instructs the custodian in accordance with the determinations on proxy voting made by NAM's Corporate Research Department.

Note 1. "Routine agenda" items are as follows:

1.    Appropriation of profit

2.    Election of directors (uncontested elections only)

3.    Election of statutory auditors

4.    Payment of lump sum bonus to retiring directors

5.    Payment of lump sum bonus to retiring statutory auditors

Notwithstanding the foregoing, any shareholder proposal is not to be considered a routine proposal.

IV. Proxy Voting Process for Non-Japanese Equities
--------------------------------------------------

Nomura Asset Management carries out the following proxy voting process for non-Japanese equities:

1. For institutional client accounts, for which cash flows are infrequent, Nomura Asset Management shall instruct, in principal, proxy voting with respect to each issuer of equity securities held in its institutional accounts; provided the Company is authorized to do so by the client.

2. For Japanese investment trusts or other open-ended investment vehicles, for which cash-flows are frequent, Nomura Asset Management shall instruct proxy voting on each proxy voting matter; provided, however, that a proxy vote shall not be instructed if the exercise of a proxy imposes any restriction on disposal of the securities. Nomura Asset Management, in instructing proxy voting, considers costs and benefits associated therewith.

3. NAM's Corporate Research Department, in accordance with the Proxy Voting Guidelines, prepares, reviews and maintains the Watch List or list of companies that potentially have problems in terms of the clients' best interests.

4. NAM's Fund Operation Department, after receiving proxy materials from the custodian, shall forward such materials to the Corporate Research Department. If proxy materials are available through other information sources, they may rely upon information from such sources.

5. If the custodian has not sent proxy materials, the Corporate Research Department may seek information through other informational sources such as third party information venders.

6. The Corporate Research Department shall forward the proxy materials to the relevant overseas affiliates. The proxy materials that are available through other information sources may be used in lieu of their hardcopies.

7. Each overseas affiliate sends its proxy voting recommendations to the Corporate Research Department. The overseas affiliates may utilize third party proxy voting service providers to formulate their recommendations.

8. Corporate Research Department, after reviewing the proxy voting recommendations from the overseas affiliates, shall inform the Fund Operation Department of its determinations. The Fund Operation Department shall instruct the custodian to vote in accordance therewith. When necessary, the Corporate Research Department may refer specific agenda items to the Proxy Voting Committee for its review. The Proxy Voting Committee closely reviews the agenda in accordance with the Proxy Voting Guidelines. If the Proxy Voting Committee believes the agenda referred to is not in our clients' best interests, it shall determine either to vote against or to abstain from voting on such agenda items. The determinations of the Proxy Voting Committee shall be reported to Fund Operation Department. Agendas reviewed by the Proxy Voting Committee shall be reported to NAM's Management Committee or Board of Directors.

9. For non-Japanese issuers whose equity securities are held in overseas affiliate's accounts, the Overseas Operations Department receives the proxy materials from the custodian, and instructs the custodian in accordance with the proxy voting recommendations made by the Overseas Investment Department of other relevant overseas affiliates. The Overseas Investment Department shall provide its recommendations through the process described above.

V. Proxy Voting Guidelines
--------------------------

Nomura Asset Management closely examines company voting agendas under the cases listed below. If it believes that specific agenda items are not in our clients' best interests, Nomura Asset Management shall decide either to vote against or to abstain from voting on such agenda items.

1) If it is publicly announced that the issuer violated the law or otherwise engaged in conduct that severely harmed social interests, then Nomura Asset Management would vote for shareholder social or political proposals; but only if they enhanced investment value.
2) If the issuer's audit opinion is qualified (for Japanese equity securities).
3) If the issuer's disclosure is inadequate and is deemed particularly harmful to investor interests. 4) If the issuer continuously reports poor business results and its management's efforts for improvement are found to be inadequate.
5) If the issuer plans a substantial change in its financial or business strategy and such plans might potentially cause harm to the interests of shareholders or the issuer's long-term business development. Notwithstanding the foregoing, Nomura Asset Management may vote for such a plan if justified based on considerations of reasonable business judgment.
6) If the issuer's board of directors or statutory auditors do not provide an adequate level of internal control and are likely to harm shareholder interest.
7) If extraordinary agenda items, such as amendments to articles of incorporation are proposed which are likely to harm shareholder value.
8) For a shareholder proposal, the Proxy Voting Committee makes the final determination based upon whether the proposal would contribute to higher shareholder value.

VI. Conflicts of Interest
-------------------------

Due to the nature of Nomura Asset Management's business and its large size, it is possible that material conflicts of interest will arise in voting of proxies of public companies (for example, Nomura Asset Management may have a business relationship with an issuer whose securities are held in client portfolios).

When such a material conflict arises, Nomura Asset Management shall vote in accordance with recommendations made by a third party proxy voting service vendors (e.g., ISS). A material conflict of interest will occur if Nomura Asset Management is required to vote on behalf of its client for a certain issuer with a close business relationship generating revenue of more than 1 percent of the total revenue of Nomura Asset Management and such proxy voting is for the purpose of providing an unjust enrichment to the director, officer, or other affiliate of this issuer. If the revenue from a business relationship with this issuer is more than 0.5 percent of the total revenue of Nomura Asset Management, Nomura Asset Management shall closely examine the agenda to see whether there is any potential conflict of interest.

VII. Positions on Special Matters
---------------------------------

Corporate Governance

o     Election of Directors
      Nomura Asset Management votes for candidates that best serve our clients' best interests. Nomura Asset Management votes, in principal, for proposals calling for a board consisting of directors who are independent of the company, subject to the skills and experience of the candidates. We vote against proposals that stagger the board, if it does material harm to shareholder's interest.

o     Mergers, Acquisitions and Other Corporate Restructurings
      Nomura Asset Management views all proposals on a case-by-case basis by examining the financial impact on our clients.

o     Anti-takeover Measures
      Nomura Asset Management will vote, in principal, against proposals that make it more difficult for a company to be acquired by another company. We believe that anti-takeover measures may depress the company's market value.

      Shareholder Rights Protection Plans (Poison Pills): Shareholder rights protection plans, commonly known as poison pills, often involve issuing stock purchase rights or warrants to shareholders. These rights or warrants are usually not exercisable unless a hostile takeover offer is tendered or a potential acquirer of the company purchases a specific percentage of the shares. Typically, the plan will allow the rights holders to purchase shares from, or sell shares to, the company at very favorable prices. This increases the costs to the potential acquirer, thus making the takeover less attractive.

      Nomura Asset Management recognizes that there are arguments in favor and against shareholder rights protection plans (i.e., "Poison Pills"). We vote, in principal, against proposals that ask shareholders to approve such plans. Nomura Asset Management will assess shareholder rights protection plans on a case-by-case basis, generally supporting plans designed to protect shareholder value rather than to insulating the board and management.

      Supermajority Provisions: Supermajority voting requires the vote of more than a simple majority (typically 66.7% to 80% of the vote) to approve a decision or transaction. Supermajority voting can limit the ability of shareholders to effect change by essentially giving veto power to a large minority shareholder or group of minority shareholders. As a result, Nomura Asset Management will vote against proposals to impose supermajority requirements, while voting in favor of proposals that remove supermajority voting requirements.

Capital Structure Changes

o     Increases in Authorized Common Stocks
      Companies may request increases in authorized stocks for a variety of legitimate business purposes. For example, the additional shares may be used to raise new investment capital for acquisitions, stock splits, recapitalization or debt restructurings. Nomura Asset Management votes for these proposals in the absence of unusual circumstances. Otherwise, proposals will be voted on a case-by-case basis.

o     "Blank Check" Preferred Stocks
      Nomura Asset Management will carefully scrutinize proposals to authorize preferred stocks whose voting, conversion, dividend and distribution, and other rights are determined by the company's board of directors when the stocks are issued ("Blank Check Preferred Stock). We recognize that Blank Check Preferred Stocks can be used for legitimate financing purposes, but also could be used to thwart hostile but desirable takeovers without shareholder approval. To protect our clients, but still give financial flexibility to management, Nomura Asset Management will vote for the authorization of, or an increase in, Blank Check Preferred Stock in cases where the company expressly states that the stock will not be used as an anti-takeover defense or carry superior voting rights. All other Blank Check Preferred Stock proposals will be handled on a case-by-case basis.

Management Compensation
-----------------------

Nomura Asset Management votes for reasonable compensation of executives, particularly equity-based compensation plans that are linked to the interests of the company's long-term shareholders. We vote against plans that are inconsistent or inequitable with the company's overall financial condition or that would substantially dilute the interests of our clients.

Corporate and Social Responsibility
-----------------------------------

Nomura Asset Management believes it is management's responsibility to handle ordinary business matters. Rather than arbitrarily impose a judgment on such matters, we will typically abstain from voting on proposals concerning corporate and social policy issues. However, Nomura Asset Management may decide to vote on such issues on a case-by-case basis recognizing that corporate and social responsibility issues sometimes do impact the risk-adjusted financial return of our investments.

VIII. The Watch List
--------------------

Instructing the exercise of proxy voting appropriately and effectively is often made difficult by the large number of proxies and information to be processed. In order to facilitate the proxy voting process, Nomura Asset Management shall screen its investments based on certain predetermined criteria to create a list of companies that requires increased review (the "Watch List"). Separate Watch Lists are created for Japanese and non-Japanese issuers.

1. Watch List Criteria for Japanese Companies: A Japanese company shall be placed on the Watch List if:

      a. it is publicly announced that the company violated the law and/or if it was determined that the company's conduct severely harms social interests;

      b. the company's disclosure is determined to be inadequate, or its financial strategy and/or business operations are deemed to pose a severe threat to shareholders' interests and to the company's future business developments, or it is deemed that its internal control program is inadequate and is likely to harm shareholder interests;

      c.    it meets one or more of the following conditions:

            i. the company has an accumulated deficit in the most recent accounting period;

            ii. the company has reported losses or has paid no dividend for the past three accounting periods;

            iii. the company has reported losses or has paid no dividend for the past five accounting periods;

      d.    it meets all of the following conditions:

            i.    the company's PBR(Price/Book Value Ratio) is below 1.0;

            ii.   the company's ROE is below 5 percent;

            iii. the company's shareholder's equity exceed 50 percent of its total assets;

            iv. the company' s net financial assets exceed 30 percent of its total sales;

            v. the company's net financial assets exceed 30 percent of its total assets;

                  (The term "net financial asset" shall equal cash and investment securities less bonds and bank loans)

                  Companies shall be excluded if they have been listed in the last three years, or if they can demonstrate reasonable investment plans for their surplus financial assets.

      e.    it meets one of the following conditions:

            i. For a company listed on the First Section of either of Tokyo, Osaka, or Nagoya Stock Exchanges, its annual investment return has belonged to the worst quartile of its TSE 33 industry sector during the past three years.

            ii For a company listed on the Second Section of either of Tokyo, Osaka, or Nagoya Stock Exchanges, its annual investment return has belonged to the worst quartile of its TSE 33 industry sector during the past three years.

            iii For a company traded on an OTC market, its annual investment return has belonged to the worst quartile of the entire OTC stocks during the past three years.

      f. when Nomura Asset Management holds more than five percent of all the outstanding shares of a certain issuer.

2. Watch List Criteria for non-Japanese Issuers: A non-Japanese company shall be placed on the Watch List if:

      a.    it meets one or more of the following conditions:

            i. investment return has been below the sector index return (i.e., an index based upon the MSCI's 10 sectors) by 40 percent for the past three years, and if the company has reported losses (computed on earnings per share basis) for the past three accounting periods. If sector classification information is not available for a certain company, the company is compared with the MSCI country index to which the issuer belongs;

            ii. investment return has been below the sector return index (i.e., an index based upon the MSCI's 10 sectors) by 70 percent for the past three years. If sector classification information is not available for a certain company, the company is compared with the MSCI country index to which the issuer belongs;

            iii. Nomura Asset Management holds more than one percent of all the outstanding shares of a certain issuer.

      b. The Corporate Research Department shall produce and send the Watch List to the overseas affiliates and other relevant departments. Each overseas affiliate reviews the company on the Watch List, in accordance with the Proxy Voting Guidelines, and may remove a company from the Watch List if it reasonably believes that its inclusion on the list is not warranted. The overseas affiliate, when necessary, may add a company to the Watch List.

      c. General Managers of the Corporate Research Department are responsible for making the final determinations regarding the deletion or addition of certain companies to and from the Watch List. The Corporate Research Department shall maintain records of their determinations.

      d. The Watch List generally shall be up-dated on a semi-annual basis. Screening criteria shall be reviewed when necessary, and any changes to the criteria must be approved by the Proxy Voting Committee.

Nomura Asset Management
Policy and Process on Corporate Governance and Proxy Voting

Schedule 1

Nomura Asset Management Co., Ltd.
Nomura Asset Management Hong Kong Limited
Nomura Asset Management Singapore Limited
Nomura Asset Management U.K. Limited
Nomura Asset Management U.S.A. Inc.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
----------------------------------------------------------------------------
Messrs. Shigeto Kasahara and Eric Poh act as the Fund's portfolio managers. Mr. Kasahara has served as a portfolio manager of the Fund since March 2005. Mr. Kasahara previously served as a fund manager in the Global Equity Investment Department of the Investment Adviser from 1999 to 2002 and as a portfolio manager specializing in Pacific Basin ex-Japan Equities at NAM-Hong Kong from 2002 to 2004. He has been a portfolio manager at NAM-Singapore since 2004. Mr. Poh has served as a portfolio manager of the Fund since May 2005. Before joining NAM-Singapore in 2005, Mr. Poh previously served as a portfolio manager for SG Asset Management (Singapore) Ltd. from 2001 to 2005 and as a portfolio manager for ING Investment

Management Asia Pacific from 1999 to 2001. The portfolio managers are primarily responsible for the day-to-day portfolio management of the Fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
-------------------------------------------------------------------------------
(a)   Not applicable

(b)   Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
-------------------------------------------------------------------------------

The principal purpose of the Registrant's Nominating Committee is to select and nominate the Directors of the Registrant. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Registrant's manager and its affiliates and other principal service providers.

There have been no changes since January 1, 2006 to the procedures by which the Registrant's shareholders may recommend nominees to the Registrant's Nominating Committee. The Nominating Committee will consider potential director candidates recommended by the Registrant's shareholders provided that the proposed candidates satisfy the director qualification requirements provided in the Nominating Committee's Charter; are not "interested persons" of the Registrant or the Registrant's investment adviser within the meaning of the Investment Company Act; and are "independent" as defined in the New York Stock Exchange listing standards. The Committee has determined that potential director candidates recommended by the Registrant's shareholders must satisfy the Securities and Exchange Commission's ("SEC") nominee requirements found in Regulation 14A of the Securities and Exchange Act of 1934, as amended ("1934 Act"). Shareholders recommending potential director candidates must substantiate compliance with certain requirements at the time of submitting their proposed director candidate to the attention of the Registrant's Secretary.

The Nominating Committee identifies prospective candidates from any reasonable source and has the ability to engage third-party services for the identification and evaluation of potential nominees. The Committee meets annually to identify and evaluate nominees for Director and makes its recommendations to the Board. In identifying and evaluating a potential nominee to serve as an independent Director of the Registrant, the Nominating Committee will consider, among other factors: (i) whether the individual has any material relationships that could create any appearance of impropriety with respect to or a lack of independence from NAM-U.S.A. or any of its affiliates; (ii) whether the individual has the integrity, independence of mind and personal qualities to fulfill the fiduciary duties of an independent Director of the Registrant and to protect the interests of the Registrant's shareholders; (iii) the individual's corporate or other business experience in significant positions which demonstrate sound business judgment; (iv) whether the individual has financial and accounting experience; (v) the individual's ability to and attend at least four regular meetings a year and (vi) whether the individual can add to the balance of experience of the present independent Directors. The standard of the Nominating Committee is to treat all equally qualified nominees in the same manner.

ITEM 11.  CONTROLS AND PROCEDURES
------------------------------------------------------------------------------
The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 12.  EXHIBITS
-------------------------------------------------------------------------------

(a)(1) Code of Ethics.
(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.
(a)(3) Not applicable.
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

                                  SIGNATURES
                           ------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Korea Equity Fund, Inc.

By: /s/ Hiroshi Terasaki
-------------------------------------
Hiroshi Terasaki, President
(Principal Executive Officer)

Date:    January 5, 2007
-------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Rita Chopra-Brathwaite
-------------------------------------
Rita Chopra-Brathwaite,  Treasurer
(Principal Financial Officer)

Date:    January 5, 2007
-------------------------------------